Exhibit 10.31

MEAD JOHNSON & COMPANY

BENEFIT EQUALIZATION PLAN—RETIREMENT PLAN

(Effective as of February 9, 2009)

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V.	Vesting		7

VI.	Time and Form of Payment of Benefits		7
	A.	Plan Payments	7
	B.	De Minimis Lump Sum	9
	C.	Specified Employees	10
	D.	Payment of Benefits in the Event of the Participant’s Death	10
	E.	Other Permissible Payment Events	12
	F.	No Post-Separation Elections	12
	G.	Reemployment	13

VII.	Administration of the Plan		14
	A.	Administration	14
	B.	Delegation	14
	C.	Limitation of Liability	14
	D.	Indemnification	15
	E.	Claims Procedure	15
	F.	Expense	15

VIII.	General Provisions		16
	A.	Termination of the Plan	16
	B.	Plan Not a Contract of Employment	17
	C.	Amendment	17
	D.	Funding	17
	E.	Withholding Taxes	18
	F.	Compliance with Code Section 409A	19
	G.	Construction	20
	H.	Successors and Assigns	20

IX.	Effective Date		21

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MEAD JOHNSON & COMPANY

BENEFIT EQUALIZATION PLAN—RETIREMENT PLAN

(Effective as of February 9, 2009)

I. Definitions.

Unless the context or subject matter otherwise requires, the definitions set forth in this Section I shall govern in this Plan (as herein defined). Notwithstanding anything herein to the contrary, to the extent capitalized terms in this Plan conflict with such terms in either of the Retirement Plans (as herein defined), the terms of the Retirement Plans shall control.

A. “Beneficiary” shall mean the person entitled to receive payments under the Plan in the event of the Participant’s death, determined in accordance with Section VI.D.

B. “Benefits Committee” shall mean the committee appointed by the Board of Directors to administer this Plan. The Benefits Committee shall serve as Plan Administrator of the Plan.

C. “BEP Benefit(s)” or “Benefit(s)” shall mean the benefit described in Section IV.A. of this Plan.

D. “BEP—Savings Plan” shall mean the Mead Johnson & Company Benefit Equalization Plan—Retirement Savings Plan, as amended from time to time.

E. “Board of Directors” shall mean the Board of Directors of the Company.

F. “Claims Appeal Guidelines” shall mean the Claims Appeal Guidelines for the Mead Johnson & Company Retirement Savings Plan and the Mead Johnson & Company Benefit Equalization Plan—Retirement Plan, attached hereto as Exhibit A, and as amended from time to time.

G. “Code” shall mean the Internal Revenue Code of 1986, as amended.

H. “Company” shall mean Mead Johnson & Company and any successor or successors thereof.

I. “Compensation Committee” shall mean the Compensation Committee of the Board of Directors.

J. “Credited Service” shall have the meaning set forth for such term in the Retirement Plan or the Puerto Rico Plan, as applicable, and as amended from time to time.

K. “Early Retirement Date” shall have the meaning set forth for such term in the Retirement Plan or the Puerto Rico Plan, as applicable, and as amended from time to time.

L. “Effective Date” shall mean February 9, 2009,

M. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

N. “Final Average Compensation” shall have the meaning set forth for such term in the Retirement Plan or the Puerto Rico Plan, as applicable, and as amended from time to time.

O. “Normal Retirement Date” shall mean the first day of the month coinciding with or next following the Participant’s 65th birthday.

P. “Participant” shall mean each participant in this Plan, as determined in accordance with Article III.

Q. “Participating Employer” means any corporation participating in either of the Retirement Plans.

R. “Performance Incentive Plan” shall mean the Mead Johnson Nutrition Company Senior Executive Performance Incentive Plan and/or the Mead Johnson Nutrition Company Performance Incentive Plan, as each may be amended from time to time.

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S. “Plan” shall mean the Mead Johnson & Company Benefit Equalization Plan—Retirement Plan, as set forth herein, and as amended from time to time.

T. “Prior BMS Plan” shall mean the Bristol-Myers Squibb Company Benefit Equalization Plan—Retirement Income Plan, as amended and restated effective January 1, 2008, as in effect on the day immediately preceding the Effective Date, which is attached hereto as Exhibit B.

U. “Puerto Rico Plan” shall mean the Mead Johnson (Puerto Rico) Inc. Retirement Plan, and as amended from time to time.

V. “Regular Full-Time Employee” shall have the meaning set forth for such term in the Retirement Plan or the Puerto Rico Plan, as applicable, and as amended from time to time.

W. “Retirement Plan” shall mean the Mead Johnson & Company Retirement Plan, and as amended from time to time.

X. “Retirement Plans” shall mean collectively the Retirement Plan and the Puerto Rico Plan.

Y. “Rule of 70 Treatment” shall occur upon a Participant’s eligibility for Rule of 70 benefits under the terms and conditions of the Retirement Plan or the Puerto Rico Plan, as applicable.

Z. “Savings Plan” shall mean the Mead Johnson & Company Retirement Savings Plan, as amended from time to time.

AA. “Separation From Service” shall mean a Participant’s voluntary or involuntary severance of employment with the Company, except by reason of temporary absence, death or transfer to an affiliate or subsidiary of the Company; provided, however, that for purposes of the Plan, a Separation From Service shall not occur until the date that a Participant experiences a “separation from service” from the Company and all affiliates and subsidiaries of the Company, within the meaning of Code Section 409A(a)(2)(A)(i) and Treas. Reg. Section 1.409A-1(h).

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BB. “Specified Employee” shall mean a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i) and U.S. Treasury regulation Section 1.409A-1(h), as determined annually under the Company’s administrative procedure for such determinations for purposes of all plans subject to Code Section 409A.

II. Purpose and History of the Plan.

The purpose of this Plan is to provide benefits for certain Regular Full-Time Employees participating in the Retirement Plan or the Puerto Rico Plan whose benefits under the Retirement Plans are or will be limited by application of ERISA and Sections 401(a)(17) and 415 of the Code. The Plan is intended to be an unfunded “excess benefit plan” as that term is defined in Section 3(36) of ERISA with respect to those Participants whose benefits under the Retirement Plans have been limited by Section 415 of the Code, and a “top hat” plan meeting the requirements of Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA with respect to those Participants whose benefits under the Retirement Plans have been limited by Section 401(a)(17) of the Code.

Effective as of the Effective Date, the Company assumed the obligations to pay, under this Plan, all benefits accrued under the Prior BMS Plan with respect to all Regular Full-Time Employees who were active participants in the Prior BMS Plan as of the day immediately preceding the Effective Date, and all benefits accrued by such Regular Full-Time Employees under the Prior BMS Plan prior to the Effective Date continue to be accrued under this Plan.

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III. Eligibility and Participation in the Plan.

A. Eligible Participants. Each Regular Full-Time Employee who is a member of a Retirement Plan and who was an active participant in the Prior BMS Plan as of the day immediately preceding the Effective Date shall be a Participant in the Plan as of the Effective Date. Each other Regular Full-Time Employee who is member of a Retirement Plan and who is employed by a Participating Employer shall be eligible to participate in this Plan and shall become a Participant in this Plan when (1) his benefit under the applicable Retirement Plan would exceed the limitations on benefits imposed by Section 415 of the Code calculated from and after September 2, 1974, (2) any portion of his “annual rate of compensation” as defined in the Retirement Plan or the Puerto Rico Plan, as applicable, would be excluded from his Final Average Compensation determined under the Retirement Plan by reason of the application of Section 401(a)(17) of the Code and/or (3) he participates in the Performance Incentive Plan.

B. Cessation of Participation. Participation in the Plan shall terminate upon the Participant’s Separation From Service, except, however, that an individual who is entitled to receive Benefits under the Plan after his or her Separation From Service will continue to be treated as a Participant (other than for Benefit accrual purposes) until his or her full Benefits have been paid or forfeited.

IV. Calculation of Benefits.

A. Amount of BEP Benefit. The BEP Benefit payable under the Plan shall be an amount equal to the excess, if any, of (1) over (2), where

(1) equals the benefit that would have been payable to, or with respect to, such Participant under the applicable Retirement Plan determined (a) without regard to the limitations imposed by Sections 415 and 401(a)(17) of the Code, (b) by including in

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his “annual rate of compensation” for purposes of determining Final Average Compensation under such Retirement Plan elective deferrals under the Savings Plan but which, due to Code Section 415 and/or 401(a)(17) limitations, were, in accordance with the Participant’s election, credited to the BEP—Savings Plan, and (c), in the case of a Participant who also participates in the Performance Incentive Plan, by recalculating his “annual rate of compensation” for each year, for purposes of determining Final Average Compensation under such Retirement Plan, by substituting for the cash award paid under the Performance Incentive Plan during such calendar year, the cash award earned by such Participant under the Performance Incentive Plan for such calendar year, if such amount is greater, without regard to the calendar year in which such payment is made; provided, however, that for purposes of clause (c) above, any performance incentive award for the calendar year in which the Participant’s Separation From Service occurs shall be assumed to be fully earned as though all performance goals and other conditions to full payment had been attained as of the date such Separation From Service occurs; and

(2) equals the actual benefit payable to such Participant or his beneficiary under the applicable Retirement Plan.

B. Service Limitations. The amount paid to, or with respect to, a Participant who is grade levels E07 and above shall be determined without limiting his total years of service to 40 years.

C. Actuarial Assumptions. The Benefits determined under this Section IV shall be calculated utilizing the same actuarial assumptions used to compute the Participant’s Retirement Plan benefit payments or such other assumptions as may be determined by the Benefits Committee from time to time.

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D. Reduction for Early Commencement. Notwithstanding anything herein to the contrary, if Benefits hereunder commence prior to a Participant’s Normal Retirement Date, then the Benefits paid hereunder shall be reduced applying the same terms and conditions applicable to commencement of Benefits prior to the Participant’s Normal Retirement Date under the applicable Retirement Plan.

V. Vesting.

A Participant shall become vested in his Benefits at the same time and to the same extent as such Participant becomes vested in his benefit under the applicable Retirement Plan (or upon becoming a Participant in this Plan, if later).

VI. Time and Form of Payment of Benefits.

A. Plan Payments. A Participant’s BEP Benefits shall be payable to the Participant in the default form of payment set forth in Section VI.A.1. herein, unless the Participant is either eligible to retire under the applicable Retirement Plan or satisfies the eligibility requirements for Rule of 70 Treatment as of the date of his Separation From Service and the Participant makes a timely election for an alternative form of payment in accordance with Section VI.A.2. herein.

1. Default Form of Payment. A Participant who, as of the date of his Separation From Service either (A) is not eligible to retire under the applicable Retirement Plan, (B) does not satisfy the eligibility requirements for Rule of 70 Treatment or (C) is eligible to retire under the applicable Retirement Plan or satisfies the eligibility requirements for Rule of 70 Treatment but does not make a timely election pursuant to Section VI.A.2. herein shall receive his accrued and vested BEP Benefits, subject to Section VI.C. herein, in a cash lump sum payment. The amount of such lump sum payment shall be determined as of (and such lump sum payment shall be made on or about) the first day of the month following such Participant’s Separation From Service.

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2. Alternative Form of Payment. A Participant who, as of the date of his Separation From Service is either eligible to retire under the applicable Retirement Plan or satisfies the eligibility requirements for Rule of 70 Treatment shall be permitted to elect to receive his accrued and vested BEP Benefits as a lump sum credit to such Participant’s BEP—Savings Plan account, provided that such election is made under this Plan or the Prior BMS Plan no later than 12 months prior to such Participant’s Separation From Service. A Participant electing the alternative form of payment under this Section VI.A.2. may not make any subsequent elections.

3. BEP—Savings Plan Elections. A Participant who elects to receive his BEP Benefits in the form of a credit to his BEP—Savings Plan account in accordance with Section VI.A.2. must also elect, pursuant to the terms of the BEP—Savings Plan, (a) the date that payments will commence from the BEP—Savings Plan, and (b) whether the payment will be made from the BEP—Savings Plan in a lump sum or in annual installments of two to 15 years. Any such elections under this Section VI.A.3. must comply with the subsequent deferral election requirements set out in Section VI.A.5. below.

4. Prior Elections. In the case of a Participant who, at the time of his Separation From Service, is eligible to retire under the applicable Retirement Plan or satisfies the eligibility requirements for Rule of 70 Treatment, and who, prior to January 1, 2007, made a timely election under the Prior BMS Plan regarding the form of payment of his BEP Benefits (i.e., such election was made at least twelve months prior to Separation From Service), such election shall continue to apply to such Participant’s

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accrued and vested BEP Benefits under this Plan unless the Participant makes an election under this Plan or the Prior BMS Plan no later than 12 months prior to such Participant’s Separation From Service to change the form of payment to a lump sum credit to the BEP-Savings Plan. Any such election to change the form of payment to a lump sum credit to the BEP-Savings Plan shall apply to all of the Participant’s BEP Benefits, including the portions of such Benefits accrued and vested under the Prior BMS Plan prior to, and on or after, January 1, 2005.

5. Subsequent Deferral Elections. Any election under Section VI.A.2 to change from the default form of payment, or under Section VI.A.4 to change a prior payment election, to a lump sum credit to such Participant’s BEP—Savings Plan must satisfy each of the following requirements:

a. Such election must be made no later than 12 months prior to the date such Participant’s Separation From Service occurs;

b. Such election will not be valid and effective until 12 months after it is received by the Plan Administrator; and

c. Such election must provide for a payment commencement date under the BEP-Savings Plan that is at least five years later than the date the distribution otherwise would have been made under the default payment terms or prior payment election.

B. De Minimis Lump Sum. Notwithstanding any provision of the Plan or payment election of a Participant to the contrary, if the present value of the vested Benefits of a Participant is less than $10,000 as of the date of his Separation From Service, such vested BEP Benefits shall be paid to or in respect of the Participant in a single lump sum on or about the first day of the month following such Participant’s Separation From Service.

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C. Specified Employees. Notwithstanding any provision of the Plan or payment election of a Participant to the contrary, if a Participant is a Specified Employee on the date of his Separation From Service, payment of his BEP Benefit shall occur no earlier than the date that is six-months after the Participant’s Separation From Service (unless such Participant dies, in which event the accrued and vested BEP Benefits shall be payable in accordance with Section VI.D. hereof). Any portion of the vested BEP Benefits that would otherwise be paid to a Specified Employee prior to the end of such six-month period shall be paid (together with interest accrued from the originally scheduled payment date until the first day of the seventh month following the Participant’s Separation From Service at the interest rate being used to determine lump-sum payment options under the applicable Retirement Plan) on the first day of the month that begins coincident with or next following the six-month anniversary of the Participant’s Separation From Service.

D. Payment of Benefits in the Event of the Participant’s Death. Upon the death of a Participant prior to payment of all of his accrued and vested BEP Benefits, the survivor portion of the Participant’s BEP Benefit shall be paid to his joint annuitant or Beneficiary as follows:

1. Pre-Retirement Death Benefit. In the event of the death of a Participant prior to commencement of his BEP Benefit, the Participant’s Beneficiary shall be the individual, if any, who is entitled to receive a qualified pre-retirement survivor annuity or qualified pre-early retirement survivor annuity under the applicable Retirement Plan and such Beneficiary, if any, shall be entitled to receive a pre-retirement death benefit under this Plan equal to 50% of the Participant’s vested BEP Benefit. Such pre-retirement death benefit shall be payable to the Beneficiary as follows:

a. If the Participant’s death occurs prior to the date that the Participant would have been eligible to retire under the applicable Retirement Plan or would have satisfied the eligibility requirements for Rule of 70 Treatment, then the pre-retirement death benefit shall be paid to the Beneficiary in the form of a single lump sum payment no later than the later of December 31 of the calendar year that includes the date of the Participant’s death or the 15th day of the third calendar month following the date of the Participant’s death.

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b. If the Participant’s death occurs after the date that the Participant is eligible to retire under the applicable Retirement Plan or satisfies the eligibility requirements for Rule of 70 Treatment, then the pre-retirement death benefit shall be paid to the Beneficiary in the form of a single lump sum payment no later than the later of December 31 of the calendar year that includes the date of the Participant’s death or the 15th day of the third calendar month following the date of the Participant’s death unless prior to his death the Participant elected pursuant to Section VI.A.2. to receive his BEP Benefit in the form of a lump sum credit to his BEP-Savings Plan Account, in which case the pre-retirement death benefit shall be paid as a lump sum credit to the Participant’s BEP-Savings Plan account no later than the later of December 31 of the calendar year that includes the date of the Participant’s death or the 15th day of the third calendar month following the date of the Participant’s death.

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2. Post-Retirement Survivor Annuities. If the Participant’s death occurs after commencement of his BEP Benefit and the Participant’s BEP Benefit is payable in the form of a joint and survivor annuity, the Participant’s joint annuitant shall be determined as follows:

a. If the Participant has designated a joint annuitant under the applicable Retirement Plan, such person shall be deemed the joint annuitant for purposes of this Plan.

b. If the Participant has not designated a joint annuitant under such Retirement Plan, or if no such joint annuitant is living at the time of the Participant’s death, the joint annuitant for purposes of this Plan shall be the person or persons who would otherwise be entitled to receive a distribution of the Participant’s Retirement Plan benefits in the event of the Participant’s death.

Payment to one or more of such persons shall completely discharge the Plan with respect to the amount so paid.

E. Other Permissible Payment Events. Benefits under the Plan may be paid if and to the extent reasonably necessary to permit the Participant to avoid the violation of an applicable Federal, state, local or foreign ethics law or conflicts of interest law within the meaning of final Treas. Reg. Section 1.409A-3(j)(4)(iii)(B).

F. No Post-Separation Elections. Notwithstanding anything herein to the contrary, a Participant may not make any election(s) regarding the time and form of the payment of his Benefits subsequent to his Separation From Service.

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G. Reemployment.

1. If a Participant’s Benefits have not been fully distributed under the Plan and the Participant commences re-employment with a Participating Employer or a subsidiary or affiliate of the Company, Benefits shall continue to be paid to the Participant in accordance with his payment election and in accordance with the terms of this Plan. Upon commencement of such re-employment with a Participating Employer, the Participant will accrue additional Benefits in accordance with the terms of this Plan as it relates to all service with his Participating Employers (pre and post re-employment); provided, however, that, upon the Participant’s subsequent Separation From Service, the Participant’s Benefits will be offset by the value of Benefits previously paid, if any. The form of payment of the Participant’s Benefits after the subsequent Separation From Service shall be determined in accordance with the Plan provisions applicable to Separations From Service that occur on the date the subsequent Separation From Service occurs, notwithstanding any prior election made by the Participant.

2. If a Participant’s Benefits have been paid in a lump sum or have been credited to the BEP-Savings Plan, and the Participant commences re-employment with a Participating Employer or a subsidiary or affiliate of the Company, the Participant, upon commencement of such re-employment with a Participating Employer, will accrue additional Benefits in accordance with the terms of this Plan as it relates to all service with his Participating Employers (pre and post re-employment); provided, however, that, upon the Participant’s subsequent Separation From Service, the Participant’s Benefits will be offset by the value of Benefits previously paid or credited to the BEP-Savings Plan. The form of payment of the Participant’s Benefits after the subsequent Separation From Service shall be determined in accordance with the Plan provisions applicable to Separations From Service that occur on the date the subsequent Separation From Service occurs, notwithstanding any prior election made by the Participant.

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VII. Administration of the Plan.

A. Administration. The Benefits Committee shall administer this Plan. As Plan Administrator, the Benefits Committee shall have full discretionary authority to determine all questions arising in connection with the Plan, including its interpretation, application and administration, may adopt procedural rules, and may employ and rely on such legal counsel, such actuaries, such accountants and such agents as it may deem advisable to assist in the administration of the Plan. Any and all decisions of the Benefits Committee as to interpretation or application of this Plan shall be conclusive and binding on all persons, shall be given full force and effect, and shall be reviewed by any court or arbitrator on an arbitrary and capricious standard, rather than a de novo standard.

B. Delegation. The Benefits Committee may (1) designate a person or persons and/or appoint an administrative committee to carry out the day-to-day administration of the Plan, and (2) authorize any agent to execute or deliver any instrument or make any payment on the Benefits Committee’s behalf or provide such services as the Benefits Committee may require in carrying out the provisions of the Plan.

C. Limitation of Liability. Neither the Benefits Committee nor any member of the Board of Directors nor any officer, employee or agent of the Company shall incur any liability individually or on behalf of any other individuals or on behalf of the Company for any act, or failure to act, in relation to the Plan or the funds of the Plan unless such action or inaction is adjudged to be due to fraud. The Benefits Committee and each member of the Board of Directors shall be entitled, in good faith, to rely or act upon any report or

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other information furnished to him by any other officer or other employee of the Company, the Company’s independent certified public accountants, or any executive compensation consultant, legal counsel or other professional retained by the Company. None of the Benefits Committee, the Compensation Committee or any member of the Board of Directors shall be entitled to act on or decide any matter relating solely to himself or any of his rights or benefits under the Plan.

D. Indemnification. The Benefits Committee, each member of the Board of Directors and their delegates, and the officers, employees and agents of the Company shall be indemnified by the Company against any and all liabilities arising by reason of any act, or failure to act, in relation to the Plan or the funds of the Plan, including, without limitation, expenses incurred in the defense of any claim relating to the Plan or the funds of the Plan, and amounts paid in any compromise or settlement relating to the Plan or the funds of the Plan, unless such action or inaction is adjudged to be due to fraud.

E. Claims Procedure. All claims for benefits under the Plan shall be submitted and reviewed in accordance with the Claims Appeal Guidelines. No claimant shall institute any action or proceeding in any state or federal court of law or equity or before any administrative tribunal or arbitrator for a claim of benefits under the Plan until the claimant has first exhausted the Plan’s review procedures set forth in the Claims Appeal Guidelines. Any and all decisions of the Company pursuant to the Claims Appeal Guidelines shall be conclusive and binding on all persons, shall be given full force and effect, and shall be reviewed by any court or arbitrator on an arbitrary and capricious standard, rather than a de novo standard.

F. Expense. Expenses of the Benefits Committee attributable to the administration of the Plan shall be paid directly by the Company.

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VIII. General Provisions.

A. Termination of the Plan. The Board of Directors reserves the right to terminate the Plan at any time, provided, however, that no termination shall be effective retroactively. As of the effective date of termination of the Plan:

1. The Benefits of any Participant (or his Beneficiary) whose Benefits payments have commenced shall continue to be paid;

2. No further Benefits shall accrue on behalf of any Participant whose Benefits payments have not commenced and such Participant (or his Beneficiary) shall retain the right to Benefits hereunder; and

3. Benefits payments that have not commenced as of the Plan termination date may be accelerated provided that (a) the Company’s termination and liquidation of the Plan does not occur proximate to a downturn in the financial health of the Company, (b) no payment of Benefits are made earlier than 12 months after all action necessary to irrevocably terminate and liquidate the Plan has been completed other than payments that would be payable under the terms of the Plan if the action to terminate and liquidate the Plan had not occurred, (c) all payment of Benefits are completed within 24 months thereafter, (d) all other nonqualified defined benefit pension plans maintained by the Company are terminated with respect to all participants in such plans and such plans would be aggregated under final Treas. Reg. Section 1.409A-1(c), (e) the Company does not adopt a new plan that would be aggregated with any terminated plan under final Treas. Reg. Section 1.409A-1(c) if the Participant participated in both plans, at any time within three years following the date the Company takes all necessary action to irrevocably terminate and liquidate the Plan, and (f) the conditions of final Treas. Reg. Section 1.409A-3(j)(ix)(C) are satisfied.

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B. Plan Not a Contract of Employment. Nothing in this Plan shall be construed as giving any employee the right to be retained in the employ of any participating employer. Each participating employer in the Plan expressly reserves the right to dismiss any employee at any time without regard to the effect which such dismissal might have upon him under the Plan.

C. Amendment. This Plan may be amended at any time by the Compensation Committee, or by the Benefits Committee at any time in accordance with the materiality guidelines regarding modifications to employee benefit plans established by the Compensation Committee, except that no such amendment shall deprive any Participant of his Benefits accrued and vested at the time of such amendment.

D. Funding. All amounts payable in accordance with this Plan shall constitute a general unsecured obligation of the Company and the other Participating Employers. Benefits payable under this Plan, as well as any administrative costs related to the Plan, shall not be funded and shall be made out of the general assets of the Company and the other Participating Employers or any grantor trust established for this purpose.

The Company may, in its discretion, establish a grantor trust for the benefit of the Participants of the Plan. The assets placed in such trust shall be held separate and apart from other Company funds and shall be used exclusively for the purposes set forth in the Plan and the applicable trust agreement, subject to the following conditions:

1. the creation of said trust shall not cause the Plan to be other than “unfunded” for purposes of Title I of ERISA;

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2. the Company shall be treated as “grantor” of said trust for purposes of Section 677 of the Code;

3. the agreement of such trust shall provide that its assets may be used upon the insolvency or bankruptcy of the Company to satisfy claims of the Company’s general creditors and that the rights of such general creditors are enforceable by them under federal and state law;

4. the trust shall not be established as an offshore trust; and

5. the trust shall not provide that its assets will become restricted to the payment of Benefits in the event of a change in the financial health of the Company.

To the extent that a grantor trust is established by the Company, the Benefits Committee may from time to time reserve unto itself the right to vote any shares of equity securities held in a pension trust fund or may permit such other committee, or investment manager or managers as it may designate to exercise such responsibility.

No Participant or Beneficiary shall have any right, title or interest whatsoever in or to any investments that the Company may make to aid the Company in meeting its obligation hereunder or assets held by any trust. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or Beneficiary. To the extent that any person acquires a right to receive payments from the Company hereunder, such rights are no greater than the right of an unsecured general creditor of the Company.

E. Withholding Taxes. The Company shall deduct from any payment made under the Plan the amount of withholding taxes due any federal, state or local authority in respect of such payment and take such other action as may be necessary in the opinion of the Company to satisfy all obligations for payment of such withholding.

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F. Compliance with Code Section 409A.

1. It is intended that the terms of the Plan and Participant and Beneficiary rights hereunder meet applicable requirements of Code Section 409A and the final Treasury Regulations promulgated thereunder so that a Participant or Beneficiary is not deemed to be in constructive receipt of compensation until such time as benefits are actually paid. The Plan shall be interpreted and administered to the extent possible in a manner consistent with the foregoing statement of intent.

2. In each case where the Plan provides for the payment of Benefits within a designated period of time after Separation From Service (e.g., within 90 days after Separation From Service) and such period begins and ends in different calendar years, the exact payment date within such range shall be determined by the Plan Administrator, in its sole discretion, and the Participant shall have no right to designate the year in which the payment shall be made.

3. If the Participant (or his Beneficiary) notifies the Benefits Committee (with specificity as to the reason therefore) that the Participant (or his Beneficiary) believes that any provision of this Plan (or of any award of compensation) would cause the Participant (or his Beneficiary) to incur income tax prior to the receipt of payment or any additional tax or interest under Code Section 409A and, upon notice, the Benefits Committee or its designee concurs with such belief, or if the Benefits Committee or its designee (without any obligation whatsoever to do so) independently makes such determination, the Benefits Committee or its designee shall, after consulting with the Participant (or the Beneficiary), reform such provision to the extent possible to attempt to comply with Code Section 409A or to be exempt from Code Section 409A.

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4. In no event whatsoever shall the Company be liable for any additional tax interest or penalties that may be imposed on the Participant (or his Beneficiary) as a result of Code Section 409A or any damages for failing to comply with Code Section 409A.

G. Construction.

1. This Plan shall be construed, regulated, administered and enforced under the laws of the State of New York, without regard to its conflict of laws provisions, to the extent such laws are not superseded by applicable federal law.

2. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine.

3. The illegality of any particular provision of this document shall not affect the other provisions and the document shall be construed in all respects as if such invalid provision were omitted.

4. Headings and subheadings in the Plan are for reference only, and if there is any conflict between such headings or subheadings and the text of the Plan, the text shall control.

H. Successors and Assigns. The Plan shall be binding on the Company’s successors and assigns. No right, title or interest of any kind in the Plan shall be transferable or assignable by a Participant (or his Beneficiary) or be subject to alienation, anticipation, sale, pledge, encumbrance, garnishment, attachment, levy, execution or other legal or equitable process, nor be subject to debts, contracts,

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liabilities or engagements, or torts of any Participant (or his Beneficiary). Any attempt to alienate, sell, transfer, assign, pledge, garnish, attach or take any other action subject to legal or equitable process or encumber or dispose of any interest in the Plan shall be void.

IX. Effective Date.

This Plan shall be effective as of February 9, 2009, except as otherwise specified herein.

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EXHIBIT A

CLAIMS APPEALS GUIDELINES

EXHIBIT B

BRISTOL-MYERS SQUIB COMPANY

BENEFIT EQUALIZATION PLAN-RETIREMENT INCOME PLAN

(As in effect on February 8, 2009)

BRISTOL-MYERS SQUIBB COMPANY

BENEFIT EQUALIZATION PLAN—RETIREMENT INCOME PLAN

(as amended and restated effective as of January 1, 2007)

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	C.	Actuarial Assumptions	8
	D.	Reduction for Early Commencement	9

V.	Vesting		9

VI.	Time and Form of Payment of Benefits		9
	A.	Pre-January 1, 1993	9
	B.	Post December 1, 1992, and Pre-January 1, 2001	10
	C.	Post-December 31, 2000, and Pre-January 1, 2005	12
	D.	January 1, 2005 to December 31, 2006	13
	E.	Post-December 31, 2006	15
	F.	De Minimis Lump Sum	18
	G.	Specified Employees	18
	H.	Payment of Benefits in the Event of the Participant’s Death	19
	I.	Other Permissible Payment Events	24
	J.	No Post-Separation Elections	24
	K.	Reemployment	25

VII.	Administration of the Plan		26
	A.	Administration	26
	B.	Delegation	26
	C.	Limitation of Liability	26
	D.	Indemnification	27
	E.	Claims Procedure	27
	F.	Expense	27

VIII.	General Provisions		28
	A.	Termination of the Plan	28
	B.	Plan Not a Contract of Employment	29
	C.	Amendment	29
	D.	Funding	29
	E.	Withholding Taxes	30
	F.	Compliance with Code Section 409A	31
	G.	Construction	32
	H.	Successors and Assigns	32

IX.	Effective Date		33

ii

BRISTOL-MYERS SQUIBB COMPANY

BENEFIT EQUALIZATION PLAN—RETIREMENT INCOME PLAN

(as amended and restated effective as of January 1, 2007)

X. Definitions.

Unless the context or subject matter otherwise requires, the definitions set forth in this Section I shall govern in this Plan (as herein defined). Notwithstanding anything herein to the contrary, to the extent capitalized terms in this Plan conflict with such terms in either of the Retirement Plans (as herein defined), the terms of the Retirement Plans shall control.

A. “Beneficiary” shall mean the person entitled to receive payments under the Plan in the event of the Participant’s death, determined in accordance with Section VI.H.

B. “BEP Benefit(s)” or “Benefit(s)” shall mean the benefit described in Section IV.A. of this Plan.

C. “BEP—Savings Plan” shall mean the Bristol-Myers Squibb Company Benefit Equalization Plan—Savings and Investment Program, as amended from time to time.

D. “BMS Pharma Plan” shall mean the Bristol-Myers Squibb Pharma Company Pension and Retirement Plan, as amended from time to time.

E. “BMS Pharma Puerto Rico Plan” shall mean the Bristol-Myers Squibb Holdings Pharma, Ltd. Pension and Retirement Plan, as amended from time to time.

F. “Claims Appeal Guidelines” shall mean the Claims Appeal Guidelines for the Bristol-Myers Squibb Retirement Income Plan and the Squibb Hourly Pension Plan and the Benefit Equalization Plan of Bristol-Myers Squibb Company and its Subsidiary or Affiliated Corporations Participating in the Bristol-Myers Squibb Company Retirement Income Plan or the Bristol-Myers Squibb Puerto Rico, Inc. Retirement Income Plan, attached hereto as Exhibit A, and as amended from time to time.

G. “Code” shall mean the Internal Revenue Code of 1986, as amended.

H. “Company” shall mean Bristol-Myers Squibb Company and any successor or successors thereof.

I. “Compensation Committee” shall mean the Compensation and Management Development Committee of the Board of Directors of the Company.

J. “Credited Service” shall have the meaning set forth for such term in the Retirement Income Plan or the Puerto Rico Plan, as applicable, and as amended from time to time.

K. “Early Retirement Date” shall have the meaning set forth for such term in the Retirement Income Plan or the Puerto Rico Plan, as applicable, and as amended from time to time.

L. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

M. “Final Average Compensation” shall have the meaning set forth for such term in the Retirement Income Plan or the Puerto Rico Plan, as applicable, and as amended from time to time.

N. “1983 Plan” shall mean the Benefit Equalization Plan of Bristol-Myers Squibb Company and Its Subsidiary or Affiliated Corporations Participating in the Bristol-Myers Company Retirement Income Plan and the Bristol-Myers Company Savings and Investment Program, as in effect on January 1, 1983, and as amended from time to time.

O. “1993 Plan” shall mean the Benefit Equalization Plan of Bristol-Myers Squibb Company and Its Subsidiary or Affiliated Corporations Participating in the Bristol-Myers Squibb Company Retirement Income Plan or the Bristol-Myers Squibb Puerto Rico, Inc. Retirement Income Plan.

P. “Normal Retirement Date” shall mean the first day of the month coinciding with or next following the Participant’s 65th birthday.

Q. “Participant” shall mean each participant in this Plan, as determined in accordance with Article III.

R. “Participating Employer” means any corporation participating in either of the Retirement Plans.

S. “Pension Committee” shall mean the committee appointed by the Compensation Committee of the Board of Directors of the Company to administer this Plan. The Pension Committee shall serve as Plan Administrator of the Plan.

T. “Performance Incentive Plan” shall mean the Bristol-Myers Squibb Company Performance Incentive Plan, and as amended from time to time.

U. “Pharma Non-Qualified Plans” shall mean collectively the Bristol-Myers Squibb Pharma Company Pension Restoration Plan, the Bristol-Myers Squibb Pharma Company Retirement Restoration Plan and the Bristol-Myers Squibb Pharma Company Supplemental Retirement Income Plan.

V. “Plan” shall mean the Bristol-Myers Squibb Company Benefit Equalization Plan—Retirement Income Plan, as amended and restated herein, and as amended from time to time.

W. “Puerto Rico Plan” shall mean the Bristol-Myers Squibb Puerto Rico, Inc. Retirement Income Plan, and as amended from time to time.

X. “Regular Full-Time Employee” shall have the meaning set forth for such term in the Retirement Income Plan or the Puerto Rico Plan, as applicable, and as amended from time to time.

Y. “Retirement Income Plan” shall mean the Bristol-Myers Squibb Company Retirement Income Plan, and as amended from time to time.

Z. “Retirement Plans” shall mean collectively the Retirement Income Plan and the Puerto Rico Plan.

AA. “Rule of 70 Treatment” shall occur upon a Participant’s eligibility for Rule of 70 benefits under the terms and conditions of the Retirement Income Plan or the Puerto Rico Plan, as applicable.

BB. “Savings and Investment Program” shall mean the Bristol-Myers Squibb Company Savings and Investment Program, and as amended from time to time.

CC. “Separation From Service” shall mean a Participant’s voluntary or involuntary severance of employment with the Company, except by reason of temporary absence, death or transfer to an affiliate or subsidiary of the Company; provided, however, that for purposes of Sections VI.C., VI.D., VI.E. and VI.F., a Separation From Service shall not occur until the date that a Participant experiences a “separation from service” from the Company and all affiliates and subsidiaries of the Company, within the meaning of Code Section 409A(a)(2)(A)(i) and (1) IRS Notice 2005-1 and proposed Treas. Reg. Section 1.409A-1(h), with respect to a Termination of Employment that occurs after December 31, 2004 but prior to April 17, 2007; or (2) final Treas. Reg. Section 1.409A-1(h), with respect to a Termination of Employment that occurs on or after April 17, 2007.

DD. “Specified Employee” shall mean a “specified employee” as determined by the Compensation Committee or its designee in accordance with Code Section 409A(a)(2)(B)(i).

EE. “Squibb Plan” shall mean the Squibb Corporation Supplementary Pension Plan.

XI. Purpose and History of the Plan.

The purpose of this Plan is to provide benefits for certain employees participating in the Retirement Income Plan or the Puerto Rico Plan whose benefits under the Retirement Plans are or will be limited by application of ERISA and Sections 401(a)(17) and 415 of the Code. The Plan is intended to be an unfunded “excess benefit plan” as that term is defined in Section 3(36) of ERISA with respect to those Participants whose benefits under the Retirement Plans have been limited by Section 415 of the Code, and a “top hat” plan meeting the requirements of Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA with respect to those Participants whose benefits under the Retirement Plans have been limited by Section 401(a)(17) of the Code and with respect to certain employees covered by the Squibb Plan on December 31, 1998. Effective as of January 1, 1993, the Pension Committee established the 1993 Plan as a continuation and successor plan to the 1983 Plan. All amounts accrued under Part IV of the 1983 Plan continue to be accrued under this Plan.

Effective as of January 1, 1991, the Plan assumed the liabilities for all benefits payable under the Squibb Plan with respect to all active and former employees (other than foreign employees) who had accrued, as of December 31, 1990, benefits provided under the Squibb Plan other than benefits due to a Squibb employee’s election to defer an annual incentive award or benefits payable to foreign employees of Squibb. Effective as of January 1, 1996, the Plan assumed the liabilities for benefits accrued as of December 31, 1995, under the Squibb Plan with respect to all active and former Squibb employees (other than foreign employees)

attributable to pre-January 1, 1991 deferrals of annual incentive awards. Therefore, this Plan is a continuation and successor plan to the Squibb Plan with respect to all such benefits accrued thereunder prior to January 1, 1991 with respect to employees who participated in the Squibb Corporation Pension Plan. Employees who were Participants in the Squibb Plan who accrue benefits under this Plan on or after January 1, 1991, shall be entitled to the benefits provided by this Plan with respect to all service covered under either the Retirement Income Plan or the Puerto Rico Plan.

Effective as of October 1, 2002 the BMS Pharma Plan was merged into the Retirement Income Plan and the BMS Pharma Puerto Rico Plan was merged into the Puerto Rico Plan, and this Plan assumed the liabilities for all benefits payable under the Pharma Non-Qualified Plans. Therefore, this Plan is a continuation and successor plan to the Pharma Non-Qualified Plans with respect to all such benefits accrued thereunder prior to October 1, 2002 with respect to employees who participated in the BMS Pharma Plan and the BMS Pharma Puerto Rico Plan prior to the merger of these plans into the Retirement Income Plan and the Puerto Rico Plan, respectively. Employees who were Participants in the Pharma Non-Qualified Plans who accrue benefits under this Plan on or after October 1, 2002, shall be entitled to the benefits provided by this Plan with respect to all service covered under either the BMS Pharma Plan or the BMS Pharma Puerto Rico Plan.

By adoption of this amended and restated document, the Company hereby amends and restates the 1993 Plan in its entirety, effective as of January 1, 2007, except as otherwise specified herein.

XII. Eligibility and Participation in the Plan.

A. Eligible Participants. Each person who was a Participant in the Plan as of December 31, 2006 shall continue to be a Participant in the Plan as of January 1, 2007. Each Regular Full-Time Employee who is member of a Retirement Plan and who is employed by a Participating Employer shall be eligible to participate in this Plan and shall become a Participant in this Plan when (1) his benefit under the applicable Retirement Plan would exceed the limitations on benefits imposed by Section 415 of the Code calculated from and after September 2, 1974, (2) any portion of his “annual rate of compensation” as defined in the Retirement Plan or the Puerto Rico Plan, as applicable, would be excluded from his Final Average Compensation determined under the Retirement Plan by reason of the application of Section 401(a)(17) of the Code and/or (3) he participates in the Performance Incentive Plan.

B. Cessation of Participation. Participation in the Plan shall terminate upon the Participant’s Separation From Service, except, however, that an individual who is entitled to receive Benefits under the Plan after his or her Separation From Service will continue to be treated as a Participant (other than for Benefit accrual purposes) until his or her full Benefits have been paid or forfeited.

XIII. Calculation of Benefits.

A. Amount of BEP Benefit. The BEP Benefit payable under the Plan shall be an amount equal to the excess, if any, of (1) over (2), where

(1) equals the benefit that would have been payable to, or with respect to, such Participant under the applicable Retirement Plan determined (a) without regard to the limitations imposed by Sections 415 and 401(a)(17) of the Code, (b) by including in his “annual rate of compensation” for purposes of determining Final Average Compensation under such Retirement Plan elective deferrals under the Savings and Investment Program but which, due to Code Section 415 and/or 401(a)(17) limitations, were, in accordance with the Participant’s election, credited to the BEP—Savings Plan, and (c), in the case of a Participant who also participates in the Performance Incentive Plan, by recalculating his “annual rate of compensation” for each year, for purposes of determining Final Average Compensation under such Retirement Plan, by substituting for the cash award paid under the Performance Incentive Plan during such calendar year, the cash award earned by such Participant under the Performance Incentive Plan for such calendar year, if such amount is greater, without regard to the calendar year in which such payment is made; provided, however, that for purposes of clause (c) above, any performance incentive award for the calendar year in which the Participant’s Separation From Service occurs shall be assumed to be fully earned as though all performance goals and other conditions to full payment had been attained as of the date such Separation From Service occurs; and

(2) equals the actual benefit payable to such Participant or his beneficiary under the applicable Retirement Plan.

B. Service Limitations. The amount paid to, or with respect to, a Participant who is grade levels E07 and above shall be determined without limiting his total years of service to 40 years.1

C. Actuarial Assumptions. The Benefits determined under this Section IV shall be calculated utilizing the same actuarial assumptions used to compute the Participant’s Retirement Plan benefit payments or such other assumptions as may be determined by the Pension Committee from time to time.

[1]	Effective February 1, 1995.

D. Reduction for Early Commencement. Notwithstanding anything herein to the contrary, if Benefits hereunder commence prior to a Participant’s Normal Retirement Date, then the Benefits paid hereunder shall be reduced applying the same terms and conditions applicable to commencement of Benefits prior to the Participant’s Normal Retirement Date under the applicable Retirement Plan; provided, however, if a Participant’s Separation From Service occurs after December 31, 2004 and prior to January 1, 2007 and such Participant became eligible during this period of time for Rule of 70 Treatment, then the Benefits that accrued and vested prior to January 1, 2005 will be subject to the retirement reduction factors under the applicable Retirement Plan as if the Participant was not retirement eligible or eligible for Rule of 70 Treatment.

XIV. Vesting.

A Participant shall become vested in his Benefits at the same time and to the same extent as such Participant becomes vested in his benefit under the applicable Retirement Plan (or upon becoming a Participant in this Plan, if later).

XV. Time and Form of Payment of Benefits.

A. Pre-January 1, 1993. In the case of a Participant whose Separation From Service occurs prior to January 1, 1993, the BEP Benefits shall be payable to the Participant at the same date and in the same form as his benefit under the applicable Retirement Plan.

B. Post December 1, 1992, and Pre-January 1, 2001. In the case of a Participant whose Separation From Service occurs after December 31, 1992, and prior to January 1, 2001, the BEP Benefits shall be payable to the Participant in the applicable normal form of payment set forth in Section VI.B.1. herein, unless a timely election for an alternative form of payment is made in accordance with Section VI.B.2. herein:

1. Normal Forms of Payment. A Participant whose Separation From Service occurs after December 31, 1992, and prior to January 1, 2001, and who does not make a timely election pursuant to Section VI.B.2. herein shall receive his accrued and vested BEP Benefits, commencing on the same date as such Participant commences payment of his benefit under the applicable Retirement Plan, as follows:

a. If the Participant is not married as of the date of his Separation From Service, in a monthly single-life annuity form of payment.

b. If the Participant is married as of the date of his Separation From Service, in a monthly 50% joint and survivor annuity form of payment.

2. Optional Forms of Payment. A Participant whose Separation From Service occurs after December 31, 1992, and prior to January 1, 2001 may elect any one of the following optional forms of payment:

a. Either the single life, 50% or 100% joint and survivor annuity or any of the variable annuity forms of payment as provided under the applicable Retirement Plan, commencing on the same date as such Participant commences payment of his benefit under the applicable Retirement Plan. Such election shall be made, in writing, concurrent with the Participant’s benefit election under the applicable Retirement Plan and shall become irrevocable as of the date payment of BEP Benefits commence; or

b. In a lump sum cash payment provided that at least one year prior to Separation From Service, the Participant irrevocably elects, in writing, to receive his BEP Benefits in such form, which payment shall be made within 60 days after such Participant commences payment of his benefit under the applicable Retirement Plan, except that in the case of a Participant who is eligible to retire under the applicable Retirement Plan who has an involuntary Separation From Service or unplanned retirement and whose election to receive the BEP Benefit in the form of a lump sum was at least 90 days prior to such involuntary Separation From Service or unplanned retirement, such payment shall be made on the first day of the first month following the one-year anniversary of his Separation From Service.

3. 1993 Retirement Window (Voluntary Retirement Program). Notwithstanding the foregoing, in the case of a Participant who is a member of the Retirement Income Plan who elected between October 1, 1993 and December 30, 1993, inclusive, to retire under Article 19 of the Retirement Income Plan (as then in effect), the BEP Benefits shall be payable to the Participant in the same form as the Participant’s benefit under the Retirement Income Plan (utilizing the same actuarial assumptions used to compute the Participant’s Retirement Income Plan benefit payments or such other assumptions as may be determined by the Pension Committee from time to time), commencing within 60 days after the earlier of (a) his Separation From Service entitling him to receive payments under the Retirement Income Plan, (b) his death, or (c) if the Participant’s employment terminates prior to the date he is entitled to receive payments under the Retirement Income Plan, the date he attains his Early Retirement Date under the Retirement Income Plan.

C. Post-December 31, 2000, and Pre-January 1, 2005. In the case of a Participant whose Separation From Service occurs after December 31, 2000, and prior to January 1, 2005, the BEP Benefits shall be payable to the Participant in the applicable normal form of payment set forth in Section VI.C.1. herein, unless a timely election for an optional form of payment is made in accordance with Section VI.C.2. herein:

1. Normal Forms of Payment. A Participant whose Separation From Service occurs after December 31, 2000 and prior to January 1, 2005, and who does not make a timely election pursuant to Section VI.C.2. herein shall receive his accrued and vested BEP Benefits, commencing on the same date as such Participant commences payment of his benefit under the applicable Retirement Plan, as follows:

a. If the Participant is not married as of the date of his Separation From Service, in a monthly single-life annuity form of payment.

b. If the Participant is married as of the date of his Separation From Service, in a monthly 50% joint and survivor annuity form of payment.

2. Optional Forms of Payment. A Participant whose Separation From Service occurs after December 31, 2000 and prior to January 1, 2005 may elect any one of the following alternative forms of payment:

a. Either the single life, 50% or 100% joint and survivor annuity or any of the variable annuity forms of payment as provided under the applicable Retirement Plan, commencing on the same date as such Participant commences payment of his benefit under the applicable Retirement Plan. Such election shall be made, in writing, concurrent with the Participant’s benefit election under the applicable Retirement Plan and shall become irrevocable as of the date payment of BEP Benefits commence; or

b. In a lump sum cash payment and/or a lump sum credit to the participant’s BEP—Savings Plan account equal to 25%, 50%, 75% or 100% of the BEP Benefit, as elected by the Participant, with the remaining portion of the BEP Benefit payable in the normal form of payment set out in Section VI.C.2.a.; provided that (i) the Participant is eligible to retire under the applicable Retirement Plan or, effective as of April 1, 2003, satisfies the eligibility requirements of Rule of 70 Treatment as of the date of his Separation From Service and (ii) no later than the last day of the calendar year prior to his Separation From Service and 90 days prior to his Separation From Service the Participant irrevocably elects, in writing, to receive payment of his BEP Benefits in such form. The lump sum payment and/or credit to the BEP-Savings Plan shall be made within 60 days after commencement of the Participant’s benefits under the applicable Retirement Plan.

D. January 1, 2005 to December 31, 2006. In the case of a Participant whose Separation From Service occurs on or after January 1, 2005 and prior to January 1, 2007, the BEP Benefits shall be payable to the Participant in the applicable default form of payment set forth in Section VI.D.1. herein, unless the Participant is either eligible to retire under the applicable Retirement Plan or satisfies the eligibility requirements for Rule of 70 Treatment as of the date of his Separation From Service and the Participant makes a timely election for an alternative form of payment in accordance with Section VI.D.2. herein.

1. Default Forms of Payment. A Participant whose Separation From Service occurs on or after January 1, 2005 and prior to January 1, 2007, and who, as of the date his Separation From Service either (A) is not eligible to retire under the applicable Retirement Plan, (B) does not satisfy the eligibility requirements for Rule of 70 Treatment or (C) is eligible to retire under the applicable Retirement Plan or satisfies the eligibility requirements for Rule of 70 Treatment but does not make a timely election pursuant to Section VI.D.2. herein, shall receive his accrued and vested BEP Benefits as follows:

a. The portion of such Participant’s BEP Benefits that are accrued and vested prior to January 1, 2005 shall be payable in the annuity form provided in Section VI.C.1 or VI.C.2.a. commencing on the same date as the Participant’s applicable Retirement Plan benefit commences.

b. The portion of such Participant’s BEP Benefits that are accrued and vested on or after January 1, 2005 shall be payable, except as set forth in Section VI.G. herein, in a lump sum cash payment. The amount of such lump sum payment shall be determined as of (and such lump sum payment shall be made on or about) the first day of the month following the Participant’s Separation From Service.

2. Alternative Forms of Payment. A Participant who, as of the date of his Separation From Service, is either eligible to retire under the applicable Retirement Plan or satisfies the eligibility requirements for Rule of 70 Treatment shall be permitted to elect payment under one or more of the following forms of payment, provided that such election is made no later than 12 months prior to the date of such Participant’s Separation From Service:

a. With respect to the portion of such Participant’s Benefits accrued and vested prior to January 1, 2005, in either a cash lump sum payment or a lump sum credit to such Participant’s BEP—Savings Plan account. The amount of such lump sum payment or credit to the BEP-Savings Plan shall be determined as of (and such lump sum payment or credit shall be made on or about) the same date as such Participant commences payment of his benefit under the applicable Retirement Plan.

b. With respect to the portion of such Participant’s Benefits accrued and vested on or after January 1, 2005, as a lump-sum credit to such Participant’s BEP—Savings Plan account. The amount of such lump sum credit shall be determined as of (and such lump sum credit shall be made on or about) the first day of the first month following Separation From Service.

E. Post-December 31, 2006. In the case of a Participant whose Separation From Service occurs on or after January 1, 2007, the BEP Benefits shall be payable to the Participant in the default form of payment set forth in Section VI.E.1. herein, unless the Participant is either eligible to retire under the applicable Retirement Plan or satisfies the eligibility requirements for Rule of 70 Treatment as of the date of his Separation From Service and the Participant makes a timely election for an alternative form of payment in accordance with Section VI.E.2. herein.

1. Default Form of Payment. A Participant who, as of the date of his Separation From Service either (A) is not eligible to retire under the applicable Retirement Plan, (B) does not satisfy the eligibility requirements for Rule of 70 Treatment or (C) is eligible to retire under the applicable Retirement Plan or satisfies the eligibility requirements for Rule of 70 Treatment but does not make a timely election pursuant to Section VI.E.2. herein shall receive his accrued and vested BEP Benefits, subject to Section VI.G. herein, in a cash lump sum payment. The amount of such lump sum payment shall be determined as of (and such lump sum payment shall be made on or about) the first day of the month following such Participant’s Separation From Service.

2. Alternative Form of Payment. A Participant who, as of the date of his Separation From Service is either eligible to retire under the applicable Retirement Plan or satisfies the eligibility requirements for Rule of 70 Treatment shall be permitted to elect to receive his accrued and vested BEP Benefits as a lump sum credit to such Participant’s BEP—Savings Plan account, provided that such election is made no later than 12 months prior to such Participant’s Separation From Service. A Participant electing the alternative form of payment under this Section VI.E.2. may not make any subsequent elections.

3. BEP—Savings Plan Elections. A Participant who elects to receive his BEP Benefits in the form of a credit to his BEP—Savings Plan account in accordance with Sections VI.C.2., VI.D.2 or VI.E.2. must also elect, pursuant to the terms of the BEP—Savings Plan, (a) the date that payments will commence from the BEP—Savings Plan, and (b) whether the payment will be made from the BEP—Savings Plan in a lump sum or in annual installments of two to 15 years. Any such elections under this Section VI.E.3. must comply with the subsequent deferral election requirements set out in Section VI.E.5. below.

4. Prior Elections. In the case of a Participant whose Separation From Service occurs on or after January 1, 2007 and who, at the time of such Separation From Service is eligible to retire under the applicable Retirement Plan or satisfies the eligibility requirements for Rule of 70 Treatment, and who, prior to January 1, 2007, made a timely election regarding the form of payment of his BEP Benefits (i.e., such election was made at least twelve months prior to Separation From Service), such election shall continue to apply to such Participant’s accrued and vested BEP Benefits unless the Participant makes an election no later than 12 months prior to such Participant’s Separation From Service to change the form of payment to a lump sum credit to the BEP-Savings Plan. Any such election to change the form of payment to a lump sum credit to the BEP-Savings Plan shall apply to all of the Participant’s BEP Benefits, including the portions of such Benefits accrued and vested prior to, and on or after, January 1, 2005.

5. Subsequent Deferral Elections. With respect to the portion of a Participant’s Benefits accrued and vested after January 1, 2005, any election under Sections VI.D.2.b or VI.E.2 to change from the default form of payment, or under Section VI.E.4 to change a prior payment election, to a lump sum credit to such Participant’s BEP—Savings Plan must satisfy each of the following requirements:

a. Such election must be made no later than 12 months prior to the date such Participant’s Separation From Service occurs;

b. Such election will not be valid and effective until 12 months after it is received by the Plan Administrator; and

c. Such election must provide for a payment commencement date under the BEP-Savings Plan that is at least five years later than the date the distribution otherwise would have been made under the default payment terms or prior payment election.

F. De Minimis Lump Sum. Notwithstanding any provision of the Plan or payment election of a Participant to the contrary:

1. If the present value of the vested BEP Benefits of a Participant whose Separation From Service is prior to January 1, 2006 is $15,000 or less, such vested BEP Benefits shall be paid to or in respect of the Participant in a single lump sum on or about the first day of the month following such Participant’s Separation From Service.

2. If the present value of the vested Benefits of a Participant whose Separation From Service is on or after January 1, 2006 is less than $10,000, such vested BEP Benefits shall be paid to or in respect of the Participant in a single lump sum on or about the first day of the month following such Participant’s Separation From Service.

G. Specified Employees. Notwithstanding any provision of the Plan or payment election of a Participant to the contrary, if a Participant is a Specified Employee on the date of his Separation From Service, payment of his BEP Benefit shall occur no earlier than the date that is six-months after the Participant’s Separation From Service (unless such Participant dies, in which event the accrued and vested BEP Benefits shall be payable in accordance with Section VI.H. hereof); except, however, that if such Specified Employee’s Separation From Service occurs prior to January 1, 2007, then only such portion of the Specified Employee’s BEP Benefits that accrued or vested on or after January 1, 2005 shall be subject to such six-month payment delay. Any portion of the vested BEP Benefits that would otherwise be paid to a Specified Employee prior to the end of such six-month period shall be paid

(together with interest accrued from the originally scheduled payment date until the first day of the seventh month following the Participant’s Separation From Service at the interest rate being used to determine lump-sum payment options under the applicable Retirement Plan) on the first day of the month that begins coincident with or next following the six-month anniversary of the Participant’s Separation From Service.

H. Payment of Benefits in the Event of the Participant’s Death. Upon the death of a Participant prior to payment of all of his accrued and vested BEP Benefits, the survivor portion of the Participant’s BEP Benefit shall be paid to his joint annuitant or Beneficiary as follows:

1. Pre-Retirement Death Benefit. In the event of the death of a Participant prior to commencement of his BEP Benefit, the Participant’s Beneficiary shall be an individual, if any, who is entitled to receive a qualified pre-retirement survivor annuity or qualified pre-early retirement survivor annuity under the applicable Retirement Plan and such Beneficiary, if any, shall be entitled to receive a pre-retirement death benefit under this Plan equal to 50% of the Participant’s vested BEP Benefit. Such pre-retirement death benefit shall be payable to the Beneficiary as follows:

a. If the Participant’s death occurs prior to the date that the Participant would have been eligible to retire under the applicable Retirement Plan or would have satisfied the eligibility requirements for Rule of 70 Treatment, then:

i. If the date of the Participant’s Separation From Service is after January 1, 1993 and prior to January 1, 2005, the pre-retirement death benefit shall be paid to the Beneficiary in the form of an annuity for the life of the Beneficiary commencing on the same date that such Beneficiary commences payment of the qualified pre-retirement survivor annuity or qualified pre-early retirement survivor annuity, as the case may be, under the applicable Retirement Plan;

ii. If the date of the Participant’s Separation From Service is on or after January 1, 2005, and before December 31, 2006, the portion of the pre-retirement death benefit that accrued and vested prior to January 1, 2005 shall be paid in accordance with Section VI.H.1.a.i. above, and the portion of the pre-retirement death benefit that accrued and vested on and after January 1, 2005 shall be paid to the Beneficiary in the form of a single lump sum payment no later than the later of December 31 of the calendar year that includes the date of the Participant’s death or the 15th day of the third calendar month following the date of the Participant’s death; and

iii. If the date of the Participant’s Separation From Service is on or after January 1, 2007, the pre-retirement death benefit shall be paid to the Beneficiary in the form of a single lump sum payment no later than the later of December 31 of the calendar year that includes the date of the Participant’s death or the 15th day of the third calendar month following the date of the Participant’s death.

b. If the Participant’s death occurs after the date that the Participant is eligible to retire under the applicable Retirement Plan or satisfies the eligibility requirements for Rule of 70 Treatment, then:

i. If the date of the Participant’s Separation From Service is after January 1, 1993 and prior to January 1, 2005, the pre-retirement death benefit shall be paid to the Beneficiary in the form of an annuity for the life of the Beneficiary commencing on the same date that such Beneficiary commences payment of the qualified pre-retirement survivor annuity or qualified pre-early retirement survivor annuity, as the case may be, under the applicable Retirement Plan unless prior to his death the Participant had elected pursuant to Section VI.B.2.b. or VI.C.2.b to receive his BEP Benefit in the form of a single lump sum cash payment or pursuant to Section VI.C.2.b to receive his BEP Benefit in the form of a lump sum credit to his BEP-Savings Plan account, in which case the pre-retirement death benefit shall be paid to the Beneficiary in the form of a single lump sum payment or lump sum credit to his BEP-Savings Plan account, as the case may be, on the same date that such Beneficiary commences payment of the qualified pre-retirement survivor annuity or qualified pre-early retirement survivor annuity, as the case may be, under the applicable Retirement Plan;

ii. If the date of the Participant’s Separation From Service is on or after January 1, 2005, and before December 31, 2006, the portion of the pre-retirement death benefit that accrued and vested prior to January 1, 2005 shall be paid to the Beneficiary in the form of an annuity for the life of the Beneficiary commencing on the same date that such Beneficiary commences payment of the qualified pre-retirement survivor annuity or qualified pre-early retirement survivor annuity, as the case may be, under the applicable Retirement Plan unless prior to his death the Participant had elected pursuant to Section VI.D.2.a. to receive his BEP Benefit in the form of a single lump sum cash payment or lump sum credit to his BEP-Savings Plan account, in which case the pre-retirement death benefit shall be paid to the Beneficiary in the form of a single lump sum payment or lump sum credit to his BEP-Savings Plan account, as the case may be, on the same date that such Beneficiary commences payment of the qualified pre-retirement survivor annuity or qualified pre-early retirement survivor annuity, as the case may be, under the applicable Retirement Plan, and the portion of the pre-retirement death benefit that accrued and vested on and after January 1, 2005 shall be paid to the Beneficiary in the form of a single lump sum payment no later than the later of December 31 of the calendar year that includes the date of the Participant’s death or the 15th day of the third calendar month following the date of the Participant’s death unless prior to his death the Participant elected pursuant to Section VI.D.2.b to receive his BEP Benefit in the form of a lump sum credit to his BEP-Savings Plan Account, in which case the pre-retirement death benefit shall be paid as a lump sum credit to the Participant’s BEP-Savings Plan account no later than the later of December 31 of the calendar year that includes the date of the Participant’s death or the 15th day of the third calendar month following the date of the Participant’s death; and

iii. If the date of the Participant’s Separation From Service is on or after January 1, 2007, the pre-retirement death benefit shall be paid to the Beneficiary in the form of a single lump sum payment no later than the later of December 31 of the calendar year that includes the date of the Participant’s death or the 15th day of the third calendar month following the date of the Participant’s death unless prior to his death the Participant elected pursuant to Section VI.E.2. to receive his BEP Benefit in the form of a lump sum credit to his BEP-Savings Plan Account, in which case the pre-retirement death benefit shall be paid as a lump sum credit to the Participant’s BEP-Savings Plan account no later than the later of December 31 of the calendar year that includes the date of the Participant’s death or the 15th day of the third calendar month following the date of the Participant’s death.

2. Post-Retirement Survivor Annuities. In the event a Participant’s death is after January 1, 1993 and after commencement of his BEP Benefit and the Participant’s BEP Benefit is payable in the form of a joint and survivor annuity, the Participant’s joint annuitant shall be determined as follows:

a. If the Participant has designated a joint annuitant under the applicable Retirement Plan, such person shall be deemed the joint annuitant for purposes of this Plan.

b. If the Participant has not designated a joint annuitant under such Retirement Plan, or if no such joint annuitant is living at the time of the Participant’s death, the joint annuitant for purposes of this Plan shall be the person or persons who would otherwise be entitled to receive a distribution of the Participant’s Retirement Plan benefits in the event of the Participant’s death.

Payment to one or more of such persons shall completely discharge the Plan with respect to the amount so paid.

I. Other Permissible Payment Events. Benefits under the Plan may be paid if and to the extent reasonably necessary to permit the Participant to avoid the violation of an applicable Federal, state, local or foreign ethics law or conflicts of interest law within the meaning of final Treas. Reg. Section 1.409A-3(j)(4)(iii)(B).

J. No Post-Separation Elections. Notwithstanding anything herein to the contrary, a Participant may not make any election(s) regarding the time and form of the payment of his Benefits subsequent to his Separation From Service.

K. Reemployment.

1. If a Participant’s Benefits have not been fully distributed under the Plan and the Participant commences re-employment with a Participating Employer or a subsidiary or affiliate of the Company, Benefits shall continue to be paid to the Participant in accordance with his payment election and in accordance with the terms of this Plan. Upon commencement of such re-employment with a Participating Employer, the Participant will accrue additional Benefits in accordance with the terms of this Plan on all service with his Participating Employer(s) (pre and post re-employment); provided, however, that, upon the Participant’s subsequent Separation From Service, the Participant’s Benefits will be offset by the value of Benefits previously paid, if any. The form of payment of the Participant’s Benefits after the subsequent Separation From Service shall be determined in accordance with the Plan provisions applicable to Separations From Service that occur on the date the subsequent Separation From Service occurs, notwithstanding any prior election made by the Participant.

2. If a Participant’s Benefits have been paid in a lump sum or have been credited to the BEP-Savings Plan, and the Participant commences re-employment with a Participating Employer or a subsidiary or affiliate of the Company, the Participant, upon commencement of such re-employment with a Participating Employer, will accrue additional Benefits in accordance with the terms of this Plan on all service with his Participating Employer(s) (pre and post re-employment); provided, however, that, upon the Participant’s subsequent Separation From Service, the Participant’s Benefits will be offset by the value of Benefits previously paid or credited to the BEP-Savings Plan. The form of payment of the Participant’s Benefits after the subsequent Separation From Service shall be determined in accordance with the Plan provisions applicable to Separations From Service that occur on the date the subsequent Separation From Service occurs, notwithstanding any prior election made by the Participant.

XVI. Administration of the Plan.

A. Administration. The Pension Committee shall administer this Plan. As Plan Administrator, the Pension Committee shall have full discretionary authority to determine all questions arising in connection with the Plan, including its interpretation, application and administration, may adopt procedural rules, and may employ and rely on such legal counsel, such actuaries, such accountants and such agents as it may deem advisable to assist in the administration of the Plan. Any and all decisions of the Pension Committee as to interpretation or application of this Plan shall be conclusive and binding on all persons, shall be given full force and effect, and shall be reviewed by any court or arbitrator on an arbitrary and capricious standard, rather than a de novo standard.

B. Delegation. The Pension Committee may (1) designate a person or persons and/or appoint an administrative committee to carry out the day-to-day administration of the Plan, and (2) authorize any agent to execute or deliver any instrument or make any payment on the Pension Committee’s behalf or provide such services as the Pension Committee may require in carrying out the provisions of the Plan.

C. Limitation of Liability. Neither the Pension Committee nor any member of the Board of Directors nor any officer, employee or agent of the Company shall incur any liability individually or on behalf of any other individuals or on behalf of the Company for any act, or failure to act, in relation to the Plan or the funds of the Plan unless such action or inaction is adjudged to be due to fraud. The Pension Committee and each member of the Board of Directors shall be entitled, in good faith, to rely or act upon any report or other information furnished to him by any other officer or other employee of the Company, the Company’s independent certified public accountants, or any executive compensation consultant, legal counsel or other professional retained by the Company. None of the Pension Committee, the Compensation Committee or any member of the Board of Directors shall be entitled to act on or decide any matter relating solely to himself or any of his rights or benefits under the Plan.

D. Indemnification. The Pension Committee, each member of the Board of Directors of the Company and their delegates, and the officers, employees and agents of the Company shall be indemnified by the Company against any and all liabilities arising by reason of any act, or failure to act, in relation to the Plan or the funds of the Plan, including, without limitation, expenses incurred in the defense of any claim relating to the Plan or the funds of the Plan, and amounts paid in any compromise or settlement relating to the Plan or the funds of the Plan, unless such action or inaction is adjudged to be due to fraud.

E. Claims Procedure. All claims for benefits under the Plan shall be submitted and reviewed in accordance with the Claims Appeal Guidelines. No claimant shall institute any action or proceeding in any state or federal court of law or equity or before any administrative tribunal or arbitrator for a claim of benefits under the Plan until the claimant has first exhausted the Plan’s review procedures set forth in the Claims Appeal Guidelines. Any and all decisions of the Company pursuant to the Claims Appeal Guidelines shall be conclusive and binding on all persons, shall be given full force and effect, and shall be reviewed by any court or arbitrator on an arbitrary and capricious standard, rather than a de novo standard.

F. Expense. Expenses of the Pension Committee attributable to the administration of the Plan shall be paid directly by the Company.

XVII. General Provisions.

A. Termination of the Plan. The Board of Directors of the Company reserves the right to terminate the Plan at any time, provided, however, that no termination shall be effective retroactively. As of the effective date of termination of the Plan:

1. The Benefits of any Participant (or his Beneficiary) whose Benefits payments have commenced shall continue to be paid;

2. No further Benefits shall accrue on behalf of any Participant whose Benefits payments have not commenced and such Participant (or his Beneficiary) shall retain the right to Benefits hereunder; and

3. Benefits payments that have not commenced as of the Plan termination date may be accelerated provided that (a) the Company’s termination and liquidation of the Plan does not occur proximate to a downturn in the financial health of the Company, (b) no payment of Benefits are made earlier than 12 months after all action necessary to irrevocably terminate and liquidate the Plan has been completed other than payments that would be payable under the terms of the Plan if the action to terminate and liquidate the Plan had not occurred, (c) all payment of Benefits are completed within 24 months thereafter, (d) all other nonqualified defined benefit pension plans maintained by the Company are terminated with respect to all participants in such plans and such plans would be aggregated under final Treas. Reg. Section 1.409A-1(c), (e) the Company does not adopt a new plan that would be aggregated with any terminated plan under final Treas. Reg. Section 1.409A-1(c) if the Participant participated in both plans, at any time within three years following the date the Company takes all necessary action to irrevocably terminate and liquidate the Plan, and (f) the conditions of final Treas. Reg. Section 1.409A-3(j)(ix)(C) are satisfied.

B. Plan Not a Contract of Employment. Nothing in this Plan shall be construed as giving any employee the right to be retained in the employ of any participating employer. Each participating employer in the Plan expressly reserves the right to dismiss any employee at any time without regard to the effect which such dismissal might have upon him under the Plan.

C. Amendment. This Plan may be amended at any time by the Compensation Committee of the Board of Directors of the Company, or by the Pension Committee at any time in accordance with the materiality guidelines regarding modifications to employee benefit plans established by the Compensation Committee, except that no such amendment shall deprive any Participant of his Benefits accrued and vested at the time of such amendment.

D. Funding. All amounts payable in accordance with this Plan shall constitute a general unsecured obligation of the Company and the other Participating Employers. Benefits payable under this Plan, as well as any administrative costs related to the Plan, shall not be funded and shall be made out of the general assets of the Company and the other Participating Employers or any grantor trust established for this purpose.

The Company may, in its discretion, establish a grantor trust for the benefit of the Participants of the Plan. The assets placed in such trust shall be held separate and apart from other Company funds and shall be used exclusively for the purposes set forth in the Plan and the applicable trust agreement, subject to the following conditions:

1. the creation of said trust shall not cause the Plan to be other than “unfunded” for purposes of Title I of ERISA;

2. the Company shall be treated as “grantor” of said trust for purposes of Section 677 of the Code;

3. the agreement of such trust shall provide that its assets may be used upon the insolvency or bankruptcy of the Company to satisfy claims of the Company’s general creditors and that the rights of such general creditors are enforceable by them under federal and state law;

4. the trust shall not be established as an offshore trust; and

5. the trust shall not provide that its assets will become restricted to the payment of Benefits in the event of a change in the financial health of the Company.

To the extent that a grantor trust is established by the Company, the Pension Committee may from time to time reserve unto itself the right to vote any shares of equity securities held in a pension trust fund or may permit such other committee, or investment manager or managers as it may designate to exercise such responsibility.

No Participant or Beneficiary shall have any right, title or interest whatsoever in or to any investments that the Company may make to aid the Company in meeting its obligation hereunder or assets held by any trust. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or Beneficiary. To the extent that any person acquires a right to receive payments from the Company hereunder, such rights are no greater than the right of an unsecured general creditor of the Company.

E. Withholding Taxes. The Company shall deduct from any payment made under the Plan the amount of withholding taxes due any federal, state or local authority in respect of such payment and take such other action as may be necessary in the opinion of the Company to satisfy all obligations for payment of such withholding.

F. Compliance with Code Section 409A.

1. It is intended that the terms of the Plan and Participant and Beneficiary rights hereunder meet applicable requirements of Code Section 409A and the final Treasury Regulations promulgated thereunder so that a Participant or Beneficiary is not deemed to be in constructive receipt of compensation until such time as benefits are actually paid. The Plan shall be interpreted and administered to the extent possible in a manner consistent with the foregoing statement of intent.

2. In each case where the Plan provides for the payment of Benefits that were accrued or vested after December 31, 2004 within a designated period of time after Separation From Service (e.g., within 90 days after Separation From Service) and such period begins and ends in different calendar years, the exact payment date within such range shall be determined by the Plan Administrator, in its sole discretion, and the Participant shall have no right to designate the year in which the payment shall be made.

3. If the Participant (or his Beneficiary) notifies the Pension Committee (with specificity as to the reason therefore) that the Participant (or his Beneficiary) believes that any provision of this Plan (or of any award of compensation) would cause the Participant (or his Beneficiary) to incur income tax prior to the receipt of payment or any additional tax or interest under Code Section 409A and, upon notice, the Pension Committee or its designee concurs with such belief, or if the Pension Committee or its designee (without any obligation whatsoever to do so) independently makes such determination, the Pension Committee or its designee shall, after consulting with the Participant (or the Beneficiary), reform such provision to the extent possible to attempt to comply with Code Section 409A or to be exempt from Code Section 409A.

4. In no event whatsoever shall the Company be liable for any additional tax interest or penalties that may be imposed on the Participant (or his Beneficiary) as a result of Code Section 409A or any damages for failing to comply with Code Section 409A.

G. Construction.

1. This Plan shall be construed, regulated, administered and enforced under the laws of the State of New York, without regard to its conflict of laws provisions, to the extent such laws are not superseded by applicable federal law.

2. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine.

3. The illegality of any particular provision of this document shall not affect the other provisions and the document shall be construed in all respects as if such invalid provision were omitted.

4. Headings and subheadings in the Plan are for reference only, and if there is any conflict between such headings or subheadings and the text of the Plan, the text shall control.

H. Successors and Assigns. The Plan shall be binding on the Company’s successors and assigns. No right, title or interest of any kind in the Plan shall be transferable or assignable by a Participant (or his Beneficiary) or be subject to alienation, anticipation, sale, pledge, encumbrance, garnishment, attachment, levy, execution or other legal or equitable process, nor be subject to debts, contracts, liabilities or engagements, or torts of any Participant (or his Beneficiary). Any attempt to alienate, sell, transfer, assign, pledge, garnish, attach or take any other action subject to legal or equitable process or encumber or dispose of any interest in the Plan shall be void.

XVIII. Effective Date.

This amended and restated Plan shall be effective as of January 1, 2007, except as otherwise specified herein.

EXHIBIT A

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